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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. (the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At September 30, 2003, the Company, directly or through the Operating Partnership, owned or had an interest in 239 properties which consisted of regional malls, community shopping centers and office and mixed-use properties (mixed-use properties include a combination of retail, office space or hotel components) containing an aggregate of 185 million square feet of gross leasable area (GLA) in 36 states. The Company also holds interests in nine assets in Europe and Canada and ownership interests in other real estate assets.

        On January 1, 2003, the Operating Partnership acquired the remaining equity interests of M.S. Management Associates, Inc. ("MSM"). MSM provides management, leasing and other services for certain of the Company's properties. The interests acquired consist of 95% of the voting common stock of MSM and approximately 3% of the economic interests of MSM. MSM is now a wholly owned taxable REIT subsidiary of the Operating Partnership.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of September 30, 2003, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations—Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Fourth Quarter and Year-End 2003	Early February 2004
First Quarter 2004	Early May 2004
Second Quarter 2004	Late July 2004

Stock Information

        Simon Property Group common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6.5% Series B Convertible Preferred	SPGPrB
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG

Credit Ratings

Standard & Poor's
Corporate	BBB+	(Stable)
Senior Unsecured	BBB	(Stable)
Preferred Stock	BBB-	(Stable)
Moody's
Senior Unsecured	Baa2	(Stable)
Preferred Stock	Baa3	(Stable)

Simon Property Group Ownership Structure(1)
September 30, 2003

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
The number of outstanding shares of common stock of Simon Property exceeds the number of Operating Partnership units owned by Simon Property by 1,670,944. This is the result of the direct ownership of Ocean County Mall by Simon Property, partially offset by units issued to Simon Property in exchange for the contribution of interests in Northshore Mall.

(3)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(4)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(5)
Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(6)
Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(7)
Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2002 through September 30, 2003

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2002	63,746,013	185,543,540
Issuance of Stock for Stock Option Exercises	—	411,313
Conversion of Series B Preferred Stock	—	258
Conversion of Units into Common Stock	(2,880,811)	2,880,811
Conversion of Units into Cash	(133,919)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	365,680
Number Outstanding at September 30, 2003	60,731,283	189,201,602

Total Common Shares and Units Outstanding at September 30, 2003:
249,932,885(2)

Details for Diluted Common Shares Outstanding:

Company Common Shares Outstanding at September 30, 2003	189,201,602
Number of Common Shares Issuable Assuming Conversion of:
Series B Preferred 6.5% Convertible Stock(3)	12,490,515
Series C Preferred 7% Cumulative Convertible Units(4)	1,968,254
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)	894,631
Diluted Common Shares Outstanding at September 30, 2003	204,555,002

Fully Diluted Common Shares and Units Outstanding at September 30, 2003:
265,286,285

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 47).

(3)
Conversion terms provided in footnote (1) on page 47 of this document.

(4)
Conversion terms provided in footnote (5) on page 47 of this document.

(5)
Based upon the weighted average stock price for the quarter ended September 30, 2003.

SIMON PROPERTY GROUP

Selected Financial Information

As of September 30, 2003

Unaudited

(In thousands, except as noted)

	As of or for the Three Months Ended September 30,			As of or for the Nine Months Ended September 30,
	2003	2002		2003	2002
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$566,580	$541,072		$1,669,432	$1,534,569
Net Income Available to Common Shareholders	$42,721	$58,903		$148,153	$262,079	(7)
Basic Earnings per Common Share	$0.23	$0.32		$0.79	$1.47	(7)
Diluted Earnings per Common Share	$0.22	$0.32		$0.78	$1.47	(7)
FFO of the Simon Portfolio(1)	$237,547	$236,171	(8)	$707,852	$617,593	(8)
Basic FFO Allocable to the Company	$179,345	$175,446	(8)	$534,370	$454,439	(8)
Diluted FFO Allocable to the Company	$189,752	$184,714	(8)	$564,017	$482,411	(8)
Basic FFO per Share	$0.95	$0.95	(8)	$2.84	$2.55	(8)
Diluted FFO per Share	$0.93	$0.93	(8)	$2.78	$2.51	(8)
Distributions per Share	$0.60	$0.55		$1.80	$1.63
Operational Statistics
Occupancy at End of Period:
Regional Malls(2)				91.9%	91.9%
Community Shopping Centers(3)				88.7%	88.4%
Average Base Rent per Square Foot:
Regional Malls(2)				$31.87	$30.37
Community Shopping Centers(3)				$10.34	$9.96
Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot				$40.80	$39.96
Closing Base Rent per Square Foot				$32.68	$32.15
Releasing Spread per Square Foot				$8.12	$7.81
Percentage Increase				24.8%	24.3%
Regional Malls:
Total Tenant Sales Volume, in millions(4)(5)				$12,276	$11,980
Comparable Sales per Square Foot(5)				$398	$391
Total Sales per Square Foot(5)				$394	$385
Number of U.S. Properties Open at End of Period(6)				239	249
Total U.S. GLA at End of Period (in millions of square feet)				184.6	185.8

(1)
Funds from Operations ("FFO") is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to Generally Accepted Accounting Principles (GAAP) net income and earnings per share. FFO, as defined by NAREIT, means consolidated net income without giving effect to real estate depreciation and amortization, gains or losses from extraordinary items and gains or losses on the sales of real estate, plus the allocable portion, based on economic ownership interest, of funds from operations of unconsolidated joint ventures, all determined on a consistent basis in accordance with accounting principles generally accepted in the United States. However, FFO does not represent cash flow from operations, should not be considered as an alternative to net income as a measure of operating performance, and is not an alternative to cash flow as a measure of liquidity.

(2)
Includes mall and freestanding stores

(3)
Includes all Owned GLA.

(4)
Represents only those tenants who report sales.

(5)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(6)	Number of U.S. Properties at 9/30/02	249
	Add: New Developments Opened	1
	Add: Properties Acquired	1
	Less: Properties Sold	-12

	Number of U.S. Properties at 9/30/03	239

(7)
Includes our share of gains on land sales of $2.9 million and $11.4 million for the three months ended September 30, 2003 and 2002, respectively and $23.7 million and $28.4 million for the nine months ended September 30, 2003 and 2002, respectively.

(8)
FFO for the quarter and nine months ended September 30, 2002 have been restated to reflect the Company's losses on debt-related transactions previously reported as extraordinary under GAAP and share of impairment of technology assets, reducing FFO by a net $1.8 million, or $0.01 per share for the quarter, and a net $26.4 million, or $0.10 per share for the nine months.

	September 30, 2003	December 31, 2002
Shareholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,731	63,746
Shares Outstanding at End of Period	189,202	185,544

Total Common Shares and Units Outstanding at End of Period	249,933	249,290

Weighted Average Shares Outstanding—Basic(1)	188,445	179,910
Weighted Average Shares Outstanding—Diluted(1)	203,041	193,992
Debt Information
Consolidated Debt	$10,000,254	$9,546,081
Simon Group's Share of Joint Venture Debt	$2,382,622	$2,279,609
Debt-to-Market Capitalization
Common Stock Price at End of Period	$43.58	$34.07
Equity Market Capitalization(2)	$11,986,399	$9,483,358
Total Consolidated Capitalization	$21,986,653	$19,029,439
Total Capitalization—Including Simon Group's Share of JV Debt	$24,369,275	$21,309,048
	As of or for the Nine Months Ended September 30,
	2003	2002
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$7,519	$2,589
Joint Venture Properties	$918	$2,313
Simon Group's Share of Joint Venture Properties	$363	$1,141

(1)
For purposes of computing FFO per share

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On the following three pages, we present balance sheet and income statement data intended to report the Company's economic ownership of the entire Simon Group portfolio. While these combined statements were not prepared in accordance with GAAP, we believe they reflect the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation:    The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Real Estate Joint Ventures column was derived on a property by property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

Simon Property Group, Inc.
Unaudited Pro-Rata Balance Sheet
As of September 30, 2003

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Real Estate Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$14,822,113	$(65,879)	$14,756,234	$4,453,698	$19,209,932
Less—accumulated depreciation	2,478,513	(21,342)	2,457,171	647,771	3,104,942

	12,343,600	(44,537)	12,299,063	3,805,927	16,104,990
Cash and cash equivalents	361,067	(4,877)	356,190	98,361	454,551
Tenant receivables and accrued revenue, net	275,994	(1,385)	274,609	72,731	347,340
Notes and advances receivable from Management Company and affiliates	—	—	—	—	—
Investment in unconsolidated entities, at equity	1,486,862	—	1,486,862	(1,486,862)	—
Goodwill, net	37,212	—	37,212	—	37,212
Deferred costs, other assets, and minority interest, net	600,242	(25,251)	574,991	(2,933)	572,058

Total assets	$15,104,977	$(76,050)	$15,028,927	$2,487,224	$17,516,151

LIABILITIES:
Mortgages and other indebtedness	$10,000,254	$(63,811)	$9,936,443	$2,382,622	$12,319,065
Accounts payable and accrued expenses	621,416	(2,757)	618,659	92,049	710,708
Cash distributions and losses in partnerships and joint ventures, at equity	17,798	—	17,798	(17,798)	—
Other liabilities, minority interest and accrued dividends	187,779	(9,482)	178,297	30,351	208,648

Total liabilities	10,827,247	(76,050)	10,751,197	2,487,224	13,238,421

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	778,745	—	778,745	—	778,745
LIMITED PARTNERS' PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	150,852	—	150,852	—	150,852
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 16,829,957 and 16,830,057 issued, and outstanding, respectively. Liquidation value $857,996 and $858,006, respectively.	814,602	—	814,602	—	814,602
Common stock, $.0001 par value, 400,000,000 shares authorized, 188,096,157 and 184,438,095 issued, respectively	19	—	19	—	19
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 3,200,000 issued and outstanding	1	—	1	—	1
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	3,736,234	—	3,736,234	—	3,736,234
Accumulated deficit	(1,148,359)	—	(1,148,359)	—	(1,148,359)
Accumulated other comprehensive income	13,587	—	13,587	—	13,587
Unamortized restricted stock award	(15,433)	—	(15,433)	—	(15,433)
Common stock held in treasury at cost, 2,098,555 shares	(52,518)	—	(52,518)	—	(52,518)

Total shareholders' equity	3,348,133	—	3,348,133	—	3,348,133

	$15,104,977	$(76,050)	$15,028,927	$2,487,224	$17,516,151

Simon Property Group, Inc.
Unaudited Pro-Rata Statement of Operations
For three months ended September 30, 2003

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Real Estate Joint Ventures	Total
REVENUE:
Minimum rent	$337,571	$(2,350)	$335,221	$91,806	$427,027
Overage rent	9,637	(51)	9,586	2,248	11,834
Tenant reimbursements	174,755	(1,168)	173,587	47,171	220,758
Management fees and other revenues	19,102	0	19,102	0	19,102
Other income	25,515	(196)	25,319	16,539	41,858

Total revenue	566,580	(3,765)	562,815	157,764	720,579

EXPENSES:
Property operating	86,575	(701)	85,874	27,202	113,076
Depreciation and amortization	127,822	(696)	127,126	36,496	163,622
Real estate taxes	57,129	(332)	56,797	13,471	70,268
Repairs and maintenance	18,769	(127)	18,642	7,084	25,726
Advertising and promotion	14,344	(118)	14,226	4,561	18,787
Provision for credit losses	2,301	(18)	2,283	1,288	3,571
Home and regional office	17,688	0	17,688	0	17,688
General and administrative	4,030	0	4,030	0	4,030
Costs related to abandoned tender offer	10,500	0	10,500	0	10,500
Other	5,696	(57)	5,639	8,764	14,403

Total operating expenses	344,854	(2,049)	342,805	98,866	441,671

OPERATING INCOME	221,726	(1,716)	220,010	58,898	278,908
Interest expense	149,196	(828)	148,368	34,883	183,251

Income before minority interest	72,530	(888)	71,642	24,015	95,657
Minority interest	(888)	888	0	—	—
Gain (loss) on sales of assets and other, net	(5,146)	—	(5,146)	—	(5,146)
Income tax expense of taxable REIT subsidiaries	(2,422)	—	(2,422)		(2,422)

Income before unconsolidated entities	64,074	—	64,074	24,015	88,089
Income from other unconsolidated entities	24,015	—	24,015	(24,015)	—

Income before discontinued operations and cumulative effect of accounting change	88,089	—	88,089	—	88,089
Results of operations from discontinued operations	329	—	329	—	329
Loss on disposal or sale of discontinued operations	(12,935)	—	(12,935)	—	(12,935)

Income before allocation to limited partners	75,483	—	75,483	—	75,483
LESS:
Limited partners' interest in the Operating Partnership	14,244	—	14,244	—	14,244
Preferred distributions of the Operating Partnership	2,835	—	2,835	—	2,835

NET INCOME	58,404	—	58,404	—	58,404
Preferred dividends	(15,683)	—	(15,683)	—	(15,683)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$42,721	$—	$42,721	$—	$42,721

RECONCILIATION TO FFO:
Net Income			$58,404		$58,404
Less:
Joint Venture Net Income			(24,015)	$24,015	—

Net Income			34,389	24,015	58,404
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			17,079		17,079
Depreciation and amortization from combined consolidated properties and discontinued operations			126,978		126,978
Our share of depreciation and amortization from unconsolidated affiliates			—	36,218	36,218
Loss on sale of real estate and discontinued operations			18,081		18,081
Less:
Minority interest portion of depreciation and amortization			(695)		(695)
Preferred distributions (Including those of subsidiaries)			(18,518)		(18,518)

FFO of the Simon Portfolio			$177,314	$60,233	$237,547

% of Total FFO:			74.64%	25.36%	100.00%

Simon Property Group, Inc.
Unaudited Pro-Rata Statement of Operations
For nine months ended September 30, 2003

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Real Estate Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$1,002,974	(10,481)	992,493	281,591	$1,274,084
Overage rent	24,600	(498)	24,102	6,132	30,234
Tenant reimbursements	505,616	(4,444)	501,172	141,944	643,116
Management fees and other revenues	59,202	0	59,202	0	59,202
Other income	77,040	(476)	76,564	44,756	121,320

Total revenue	1,669,432	(15,899)	1,653,533	474,423	2,127,956

EXPENSES:
Property operating	247,662	(3,091)	244,571	79,237	323,808
Depreciation and amortization	374,350	(2,666)	371,684	109,114	480,798
Real estate taxes	168,572	(1,056)	167,516	43,417	210,933
Repairs and maintenance	62,192	(661)	61,531	22,364	83,895
Advertising and promotion	38,271	(427)	37,844	12,507	50,351
Provision for credit losses	11,029	(217)	10,812	3,487	14,299
Home and regional office costs	56,571	0	56,571	0	56,571
General and administrative	11,108	0	11,108	0	11,108
Costs related to abandoned tender offer	10,500	0	10,500	0	10,500
Other	17,753	(988)	16,765	24,470	41,235

Total operating expenses	998,008	(9,106)	988,902	294,596	1,283,498

OPERATING INCOME	671,424	(6,793)	664,631	179,827	844,458
Interest expense	451,992	(3,486)	448,506	108,838	557,344

Income before minority interest	219,432	(3,307)	216,125	70,989	287,114
Minority interest	(3,307)	3,307	—	—	—
Gain (loss) on sales of assets and other, net	(5,122)	—	(5,122)	—	(5,122)
Income tax expense of taxable REIT subsidiaries	(6,450)	—	(6,450)	—	(6,450)

Income before unconsolidated entities	204,553	—	204,553	70,989	275,542
Income from other unconsolidated entities	70,989	—	70,989	(70,989)	—

Income before discontinued operations and cumulative effect of accounting change	275,542	—	275,542	—	275,542
Results of operations from discontinued operations	1,774	—	1,774	—	1,774
Loss on disposal or sale of discontinued operations	(25,693)	—	(25,693)	—	(25,693)

Income before allocation to limited partners	251,623	—	251,623	—	251,623
LESS:
Limited partners' interest in the Operating Partnership	47,917	—	47,917	—	47,917
Preferred distributions of the Operating Partnership	8,505	—	8,505		8,505

NET INCOME	195,201	—	195,201	—	195,201
Preferred dividends	(47,048)	—	(47,048)	—	(47,048)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$148,153	$—	$148,153	$—	$148,153

RECONCILIATION TO FFO:
Net Income			$195,201		$195,201
Less:
Joint Venture Net Income			(70,989)	$70,989	—

Net Income			124,212	70,989	195,201
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			56,422		56,422
Depreciation and amortization from combined consolidated properties and discontinued operations			374,907		374,907
Our share of depreciation and amortization from unconsolidated affiliates			—	108,721	108,721
Loss on sale of real estate and discontinued operations			30,815		30,815
Less:
Minority interest portion of depreciation and amortization			(2,661)		(2,661)
Preferred distributions (Including those of subdisiaries)			(55,553)		(55,553)

FFO of the Simon Portfolio			$528,142	$179,710	$707,852

% of Total FFO:			74.61%	25.39%	100.00%

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of September 30, 2003
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2003	2002	2003	2002
Consolidated Properties
Other Income
Interest Income	$5,023	$6,784	$12,303	$18,553
Lease Settlement Income	2,200	6,374	9,098	13,275
Gains on Land Sales and Income from the Sale of Net Leases	1,233	10,223	13,575	26,520
Simon Brand Ventures/Simon Business Network Revenues(1)	11,684	13,994	29,975	21,781
Income from Hedging Activity(2)	—	—	—	7,840
Other	5,375	4,574	12,089	12,349

Totals	$25,515	$41,949	$77,040	$100,318

Other Expense
Ground Rent	$3,847	$2,974	$10,715	$8,699
Professional Fees	917	1,513	3,357	3,884
Parking Garage Expenses	394	142	683	192
Costs of Hedging Activity(2)	—	—	—	750
Agostinelli Litigation Settlement Costs	—	37	—	3,072
Other	538	1,594	2,998	3,819

Totals	$5,696	$6,260	$17,753	$20,416

(1)
Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

(2)
Income and costs associated with hedging transactions to manage the Company's exposure to fluctuations in the Euro currency as a result of the acquisition of Rodamco North America in 2002.

SIMON PROPERTY GROUP
NOI(1) Composition
For the Nine Months Ended September 30, 2003

U.S. Geographic Diversification
of Regional Mall Portfolio(2)

Asset Mix of Portfolio

(1)
NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio. However, you should understand that NOI:

•
Does not represent cash flow from operations as defined by GAAP,

•
Should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

•
Is not an alternative to cash flows as a measure of liquidity, and

•
Is not indicative of cash flows from operating, investing and financing activities.

(2)	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA and FL	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR and WA

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of September 30, 2003

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Average Base Rent Per Square Foot
Regional Malls
—Anchor	101,480,075	30,079,378	28.4%	95.0%	$4.03
—Mall Store	58,642,729	58,594,832	55.3%	91.8%	$32.61
—Freestanding	3,762,941	1,904,424	1.8%	92.9%	$10.77

Subtotal	62,405,670	60,499,256	57.1%	91.9%	$31.87
Regional Mall Total	163,885,745	90,578,634	85.5%	92.9%
Community Shopping Centers
—Anchor	12,260,328	7,448,139	7.0%	86.9%	$8.56
—Mall Store	4,201,446	4,118,619	4.0%	91.3%	$13.70
—Freestanding	800,034	352,194.3%		96.3%	$6.90

Community Ctr. Total	17,261,808	11,918,952	11.3%	88.7%	$10.34
Office Portion of Mixed-Use Properties	3,408,793	3,408,793	3.2%	81.6%	$25.06
GRAND TOTAL	184,556,346	105,906,379	100.00%
Occupancy History
As of	Regional Malls(1)	Community Shopping Centers(2)
9/30/03	91.9%	88.7%
9/30/02	91.9%	88.4%

12/31/02	92.7%	86.9%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of September 30, 2003

Average Base Rent
Per Square Foot

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
9/30/03	$31.87	4.9%	$10.34	3.8%
9/30/02	$30.37	—	$9.96	—
12/31/02	30.70	4.8	10.12	3.0
12/31/01	29.28	3.4	9.83	5.0
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2

Rental Rates

	Average Base Rent(1)		Amount of Change
Year	Store Openings During Period	Store Closings During Period	$ Change	% Change
Regional Malls:
2003 (YTD)	$40.80	$32.68	$8.12	24.8%
2002	40.35	32.58	7.77	23.8
2001	34.88	29.10	5.78	19.9
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
Community Shopping Centers:
2003 (YTD)	$13.27	$10.16	$3.11	30.6%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of September 30, 2003

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/03
Regional Malls—Mall Stores & Freestanding
2003 (10/1-12/31)	316	661,753	$34.36
2004	2,206	5,023,818	$31.15
2005	2,157	5,645,311	$31.33
2006	1,979	5,283,225	$32.13
2007	2,003	5,242,753	$33.13
2008	1,678	5,306,727	$33.00
2009	1,477	4,756,761	$31.28
2010	1,557	4,649,366	$34.83
2011	1,420	4,411,793	$32.74
2012	1,175	3,933,281	$35.40
2013	1,036	3,382,482	$38.05
2014 and Thereafter	457	3,532,239	$24.38
Regional Malls—Anchor Tenants
2003 (10/1-12/31)	—	—	—
2004	21	2,025,173	$3.36
2005	25	3,158,153	$2.25
2006	21	2,523,920	$2.66
2007	17	1,755,266	$2.17
2008	27	3,278,358	$3.57
2009	20	2,416,962	$2.86
2010	16	1,625,148	$3.70
2011	14	1,420,280	$5.00
2012	17	2,082,384	$5.06
2013	9	1,412,010	$6.86
2014 and Thereafter	54	6,214,769	$5.67
Community Centers—Mall Stores & Freestanding
2003 (10/1-12/31)	23	79,027	$13.81
2004	191	435,323	$14.14
2005	212	660,795	$14.84
2006	179	609,036	$13.85
2007	122	536,506	$12.53
2008	98	479,033	$12.01
2009	30	145,262	$12.68
2010	29	215,957	$14.01
2011	28	184,602	$14.64
2012	20	129,945	$15.40
2013	12	156,063	$8.45
2014 and Thereafter	9	99,362	$11.10

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of September 30, 2003

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/03
Community Centers—Anchor Tenants
2003 (10/1-12/31)	1	10,590	$10.00
2004	8	280,709	$6.00
2005	10	303,133	$8.68
2006	16	606,833	$6.42
2007	16	575,005	$6.38
2008	14	330,214	$10.79
2009	15	607,811	$6.86
2010	16	621,671	$9.56
2011	6	153,359	$11.81
2012	8	396,764	$8.91
2013	10	240,693	$9.64
2014 and Thereafter	38	2,046,975	$8.97

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Top Regional Mall Tenants
As of September 30, 3003
(Square Feet in 000's)

Top 15 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited Brands, Inc.	556	3,439	1.9%	4.5%
The Gap, Inc.	354	3,628	2.0%	3.1%
Foot Locker, Inc.	383	1,531	0.8%	2.2%
Zale Corporation	416	472	0.3%	1.8%
Abercrombie & Fitch Co.	128	953	0.5%	1.3%
Luxottica Group S.P.A	345	610	0.3%	1.3%
Sterling Jewelers, Inc.	194	275	0.1%	1.1%
Hallmark Cards, Inc.	203	663	0.4%	0.9%
The Musicland Group, Inc.	140	581	0.3%	0.9%
Trans World Entertainment Corp.	109	666	0.4%	0.9%
American Eagle Outfitters, Inc.	122	621	0.3%	0.8%
Retail Brand Alliance, Inc.	99	543	0.3%	0.8%
Williams-Sonoma Stores, Inc.	83	562	0.3%	0.8%
The Wet Seal, Inc.	135	516	0.3%	0.8%
Ann Taylor, Inc.	85	460	0.2%	0.7%

Top 15 Anchors (sorted by percentage of total square footage)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears Roebuck & Co.	130	19,813	10.7%	0.5%
Federated Department Stores	96	18,595	10.1%	0.8%
J.C. Penney Co., Inc.	111	15,886	8.6%	1.1%
The May Department Stores	87	12,738	6.9%	0.2%
Dillard's Department Stores	84	12,382	6.7%	0.2%
Saks Incorporated	41	4,758	2.6%	1.2%
Nordstrom, Inc.	18	3,260	1.8%	0.1%
Target Corporation	26	3,098	1.7%	0.0%
Belk, Inc.	15	1,747	0.9%	0.1%
The Neiman Marcus Group, Inc.	6	787	0.4%	0.1%
Von Maur, Inc.	7	592	0.3%	0.0%
Kohl's Department Stores	6	562	0.3%	0.0%
Boscov's Department Stores, Inc.	3	521	0.3%	0.1%
Elder-Beerman Stores Corp.	5	437	0.2%	0.1%
Burlington Coat Factory, Inc.	3	287	0.2%	0.1%

SIMON PROPERTY GROUP
2003 Regional Mall Anchor/Big Box Openings

Property Name	Location	Tenant Name
Barton Creek Square	Austin, TX	Nordstrom*
Bay Park Square	Green Bay, WI	Younkers*
Century III Mall	Pittsburgh, PA	Steve & Barry's*
Fashion Mall at Keystone	Indianapolis, IN	Saks Fifth Avenue*
Greendale Mall	Worchester, MA	Family Fitness*
The Galleria	Houston, TX	Foley's* and Nordstrom*
Lenox Square	Atlanta, GA	Bloomingdale's*
Lincolnwood Town Center	Lincolnwood, IL	Kohl's*
Menlo Park Mall	Edison, NJ	Cheesecake Factory* Barnes & Noble* Benihana*
NorthPark Mall	Davenport, IA	Dillard's*
Prien Lake Mall	Lake Charles, LA	Foley's*
Rolling Oaks Mall	San Antonio, TX	San Antonio Skate Park
Roosevelt Field Mall	Garden City, NY	Galyan's*
Square One Mall	Saugus, MA	Best Buy* Gold's Gym*
Southern Hills Mall	Sioux City, IA	Sheel's Sporting Goods*
Town Center at Cobb	Kennesaw, GA	Rich's—Macy Furniture*
Towne West Square	Wichita, KS	Dick's Sporting Goods*
Walt Whitman Mall	Huntington Station, NY	Organized Living
Washington Square	Indianapolis, IN	Burlington Coat

*
Tenants have already opened

SIMON PROPERTY GROUP
2004 Projected Regional Mall Anchor/Big Box Openings

Property Name	Location	Tenant Name
College Mall	Bloomington, IN	Target
Greenwood Park Mall	Greenwood, IN	Dick's Sporting Goods
Gulfview Square	New Port Richey, FL	Best Buy Linens N' Things
Irving Mall	Irving, TX	Circuit City
North East Mall	Hurst, TX	Rave Theater
Prien Lakes Mall	Lake Charles, LA	Cinemark Theater
Rolling Oaks	San Antonio, TX	JCPenney
Roosevelt Field	Garden City, NY	Bloomingdale's Furniture
Southern Hills Mall	Sioux City, IA	JCPenney
SouthPark Mall	Moline, IL	Dillard's
SouthPark Mall	Charlotte, NC	Nordstrom Galyan's
St. Charles Towne Center	Waldorf, MD	Dick's Sporting Goods
Sunland Mall	El Paso, TX	Foley's
White Oaks Mall	Springfield, IL	Dick's Sporting Goods

SIMON PROPERTY GROUP
Property Listing (sorted by state)
As of September 30, 2003

					Gross Leasable Area
Property Name	State	City	Legal Ownership		Total	Anchor	Mall & Freestanding
Regional Malls:
McCain Mall	AR	N. Little Rock	100.0%		776,678	554,156	222,522
University Mall	AR	Little Rock	100.0%		571,468	412,761	158,707
Metrocenter	AZ	Phoenix (Phoenix-Mesa)	50.0%		1,391,854	876,027	515,827
Southgate Mall	AZ	Yuma	100.0%		321,601	252,264	69,337
Brea Mall	CA	Brea	100.0%		1,315,314	874,802	440,512
Fashion Valley Mall	CA	San Diego (San Diego)	50.0%		1,707,336	1,053,305	654,031
Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		867,703	536,500	331,203
Santa Rosa Plaza	CA	Santa Rosa (Santa Rosa)	100.0%		698,556	428,258	270,298
Shops at Mission Viejo	CA	Mission Viejo (Orange County)	100.0%		1,149,927	677,215	472,712
Westminster Mall	CA	Westminster (Orange County)	100.0%		1,215,726	716,939	498,787
Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,365,480	849,153	516,327
Aurora Mall	CO	Aurora (Denver)	100.0%		1,014,181	566,015	448,166
Mesa Mall	CO	Grand Junction	50.0%		861,558	425,817	435,741
Crystal Mall	CT	Waterford	74.6%		793,736	442,311	351,425
Aventura Mall	FL	Miami Beach (Miami-Ft. Lauderdale)	33.3%		1,904,049	1,242,098	661,951
Avenues, The	FL	Jacksonville	25.0%		1,116,979	754,956	362,023
Boynton Beach Mall	FL	Boynton Beach	100.0%		1,183,577	883,720	299,857
Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%		944,746	648,144	296,602
Cordova Mall	FL	Pensacola	100.0%		850,872	488,263	362,609
Crystal River Mall	FL	Crystal River	100.0%		424,293	302,495	121,798
Dadeland Mall	FL	N. Miami Beach (Miami-Ft. Lauderdale)	50.0%		1,394,563	1,062,072	332,491
DeSoto Square	FL	Bradenton	100.0%		691,405	435,467	255,938
Edison Mall	FL	Fort Myers	100.0%		1,042,072	742,667	299,405
Florida Mall, The	FL	Orlando	50.0%		1,846,367	1,232,416	613,951
Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		803,000	568,882	234,118
Indian River Mall	FL	Vero Beach	50.0%		748,208	445,552	302,656
Lake Square Mall	FL	Leesburg	50.0%		560,929	296,037	264,892
Melbourne Square	FL	Melbourne	100.0%		728,699	471,173	257,526
Miami International Mall	FL	S. Miami (Miami-Ft. Lauderdale)	47.8%		1,075,282	783,308	291,974
Orange Park Mall	FL	Orange Park	100.0%		924,121	534,180	389,941
Paddock Mall	FL	Ocala	100.0%		560,425	387,378	173,047
Palm Beach Mall	FL	West Palm Beach	100.0%		1,085,229	749,288	335,941
Port Charlotte Town Center	FL	Port Charlotte	80.0	%(5)	780,533	458,554	321,979
Seminole Towne Center	FL	Sanford	45.0%		1,153,450	768,798	384,652
The Shops @ Sunset Place	FL	Miami (Miami-Ft. Lauderdale)	37.5%		500,129	—	500,129
Town Center at Boca Raton	FL	Boca Raton	100.0%		1,555,323	1,061,076	494,247
Treasure Coast Square	FL	Jensen Beach	100.0%		871,049	511,372	359,677
Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		1,128,552	748,269	380,283
University Mall	FL	Pensacola	100.0%		707,689	478,449	229,240
Gwinnett Place	GA	Duluth (Atlanta)	50.0%		1,276,960	843,609	433,351
Lenox Square	GA	Atlanta (Atlanta)	100.0%		1,485,483	821,356	664,127
Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%		1,785,230	989,590	795,640
Northlake Mall	GA	Atlanta (Atlanta)	100.0%		962,147	665,745	296,402
Phipps Plaza	GA	Atlanta (Atlanta)	100.0%		821,322	472,385	348,937
Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		1,272,790	851,346	421,444
Lindale Mall	IA	Cedar Rapids	50.0%		689,461	305,563	383,898
NorthPark Mall	IA	Davenport	50.0%		1,076,672	651,533	425,139

Southern Hills Mall	IA	Sioux City	50.0%		801,556	372,937	428,619
SouthRidge Mall	IA	Des Moines	50.0%		1,002,538	497,806	504,732
Alton Square	IL	Alton (St. Louis)	100.0%		639,205	426,315	212,890
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		422,296	220,830	201,466
Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6%		558,369	310,994	247,375
Northwoods Mall	IL	Peoria	100.0%		695,549	472,969	222,580
Orland Square	IL	Orland Park (Chicago)	100.0%		1,209,464	773,295	436,169
River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,378,811	834,588	544,223	(1)
SouthPark Mall	IL	Moline	50.0%		1,026,053	578,056	447,997
White Oaks Mall	IL	Springfield	77.5%		949,965	601,708	348,257
Castleton Square	IN	Indianapolis	100.0%		1,448,193	1,082,021	366,172
Circle Centre	IN	Indianapolis	14.7%		791,056	350,000	441,056
College Mall	IN	Bloomington	100.0%		705,852	439,766	266,086
Eastland Mall	IN	Evansville	50.0%		898,601	532,955	365,646
Fashion Mall at Keystone	IN	Indianapolis	100.0%		658,401	249,721	408,680	(1)
Greenwood Park Mall	IN	Greenwood	100.0%		1,310,026	898,928	411,098
Lafayette Square	IN	Indianapolis	100.0%		1,209,178	937,223	271,955
Markland Mall	IN	Kokomo	100.0%		392,514	252,444	140,070
Muncie Mall	IN	Muncie	100.0%		654,742	435,756	218,986
Tippecanoe Mall	IN	Lafayette	100.0%		859,406	568,373	291,033
University Park Mall	IN	Mishawaka	60.0%		941,416	622,508	318,908
Washington Square	IN	Indianapolis	100.0%		1,122,530	814,326	308,204
Hutchinson Mall	KS	Hutchinson	100.0%		525,585	277,665	247,920
Towne East Square	KS	Wichita	100.0%		1,179,034	779,490	399,544
Towne West Square	KS	Wichita	100.0%		955,376	619,269	336,107
West Ridge Mall	KS	Topeka	100.0%		1,025,054	716,811	308,243
Prien Lake Mall	LA	Lake Charles	100.0%		810,843	631,762	179,081
South Park Mall	LA	Shreveport	100.0%		857,781	618,915	238,866
Arsenal Mall	MA	Watertown (Boston)	100.0%		501,871	191,395	310,476	(1)
Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		206,080	—	206,080
Auburn Mall	MA	Auburn (Boston)	49.1%		592,252	417,620	174,632
Burlington Mall	MA	Burlington (Boston)	100.0%		1,254,056	836,236	417,820
Cape Cod Mall	MA	Hyannis	49.1%		723,773	420,199	303,574
Emerald Square	MA	North Attleboro	49.1%		1,021,880	647,372	374,508
Greendale Mall	MA	Worcester (Boston)	49.1%		431,156	132,634	298,522	(1)
Liberty Tree Mall	MA	Danvers (Boston)	49.1%		857,018	498,000	359,018
Mall at Chestnut Hill, The	MA	Newton (Boston)	47.2%		478,174	297,253	180,921
Northshore Mall	MA	Peabody (Boston)	49.1%		1,684,654	989,277	695,377
Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		912,597	538,843	373,754
South Shore Plaza	MA	Braintree (Boston)	100.0%		1,461,181	847,603	613,578
Square One Mall	MA	Saugus (Boston)	49.1%		865,305	540,101	325,204
Bowie Town Center	MD	Bowie (Washington, DC)	100.0%		664,251	338,567	325,684
St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		985,609	631,602	354,007
Mall of America	MN	Bloomington (Minneapolis-St. Paul)	27.5	%(4)	2,778,329	1,220,305	1,558,024
Maplewood Mall	MN	Minneapolis (Minneapolis-St. Paul)	100.0%		909,938	578,060	331,878
Miller Hill Mall	MN	Duluth	100.0%		805,419	429,508	375,911
Battlefield Mall	MO	Springfield	100.0%		1,183,701	770,111	413,590
Independence Center	MO	Independence (Kansas City)	100.0%		1,023,205	499,284	523,921
Biltmore Square	NC	Asheville	100.0%		493,948	242,576	251,372
SouthPark Mall	NC	Charlotte	100.0%		1,171,624	857,254	314,370
Crossroads Mall	NE	Omaha	100.0%		858,583	609,669	248,914
Mall at Rockingham Park	NH	Salem (Boston)	24.6%		1,020,221	638,111	382,110
Mall of New Hampshire	NH	Manchester (Boston)	49.1%		806,135	444,889	361,246
Pheasant Lane Mall	NH	Nashua (Boston)	100.0%		988,875	675,759	313,116
Bergen Mall	NJ	Paramus (New York)	100.0%		858,009	453,260	404,749
Brunswick Square	NJ	East Brunswick (New York)	100.0%		772,841	467,626	305,215
Livingston Mall	NJ	Livingston (New York)	100.0%		985,577	616,128	369,449

Menlo Park Mall	NJ	Edison (New York)	100.0%	1,283,703	527,591	756,112	(1)
Ocean County Mall	NJ	Toms River (New York)	100.0%	896,851	620,755	276,096
Rockaway Townsquare	NJ	Rockaway (New York)	100.0%	1,247,848	786,626	461,222
Cottonwood Mall	NM	Albuquerque	100.0%	1,041,439	631,556	409,883
Forum Shops at Caesars	NV	Las Vegas	100.0%	483,660	—	483,660
Las Vegas Premium Outlet	NV	Las Vegas	50.0%	433,020	—	433,020
Chautauqua Mall	NY	Lakewood	100.0%	432,198	213,320	218,878
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%	587,126	310,095	277,031
Nanuet Mall	NY	Nanuet (New York)	100.0%	915,626	583,711	331,915
Roosevelt Field	NY	Garden City (New York)	100.0%	2,180,461	1,430,425	750,036
Smith Haven Mall	NY	Lake Grove (New York)	25.0%	1,357,871	902,595	455,276
Source, The	NY	Westbury (New York)	25.5%	729,811	210,798	519,013
Walt Whitman Mall	NY	Huntington Station (New York)	100.0%	1,034,766	742,214	292,552
Westchester, The	NY	White Plains (New York)	40.0%	825,936	349,393	476,543
Great Lakes Mall	OH	Mentor (Cleveland)	100.0%	1,302,283	879,300	422,983
Lima Mall	OH	Lima	100.0%	745,099	541,861	203,238
Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%	1,016,777	685,251	331,526
Southern Park Mall	OH	Boardman	100.0%	1,198,016	811,858	386,158
Summit Mall	OH	Akron (Cleveland)	100.0%	764,242	432,936	331,306
Upper Valley Mall	OH	Springfield	100.0%	750,750	479,418	271,332
Woodville Mall	OH	Northwood	100.0%	772,394	518,792	253,602
Eastland Mall	OK	Tulsa	100.0%	698,637	435,843	262,794
Heritage Park Mall	OK	Midwest City	100.0%	606,489	382,700	223,789
Penn Square Mall	OK	Oklahoma City	94.5%	1,004,734	588,137	416,597
Woodland Hills Mall	OK	Tulsa	47.2%	1,091,721	709,447	382,274
Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%	1,281,295	773,439	507,856
Cheltenham Square	PA	Philadelphia (Philadelphia)	100.0%	635,293	364,106	271,187
Granite Run Mall	PA	Media (Philadelphia)	50.0%	1,047,371	500,809	546,562
Ross Park Mall	PA	Pittsburgh (Pittsburgh)	100.0%	1,234,431	827,015	407,416
South Hills Village	PA	Pittsburgh (Pittsburgh)	100.0%	1,111,391	655,987	455,404
Anderson Mall	SC	Anderson	100.0%	616,731	404,394	212,337
Haywood Mall	SC	Greenville	100.0%	1,243,850	913,633	330,217
Empire Mall	SD	Sioux Falls	50.0%	1,047,283	497,341	549,942
Rushmore Mall	SD	Rapid City	50.0%	835,608	470,660	364,948
Knoxville Center	TN	Knoxville	100.0%	979,551	597,028	382,523
Oak Court Mall	TN	Memphis	100.0%	853,375	535,000	318,375	(1)
Raleigh Springs Mall	TN	Memphis	100.0%	917,749	691,230	226,519
West Town Mall	TN	Knoxville	50.1%	1,328,006	878,311	449,695
Wolfchase Galleria	TN	Memphis	94.5%	1,267,906	761,648	506,258
Barton Creek Square	TX	Austin	100.0%	1,431,918	922,266	509,652
Broadway Square	TX	Tyler	100.0%	618,573	427,730	190,843
Cielo Vista Mall	TX	El Paso	100.0%	1,192,658	793,716	398,942
Highland Mall	TX	Austin	50.0%	1,090,685	732,000	358,685
The Galleria	TX	Houston (Houston)	31.5%	2,401,146	1,300,466	1,100,680
Ingram Park Mall	TX	San Antonio	100.0%	1,129,072	751,704	377,368
Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%	1,124,451	726,574	397,877
La Plaza Mall	TX	McAllen	100.0%	1,205,519	778,768	426,751
Lakeline Mall	TX	Austin	100.0%	1,100,362	745,179	355,183
Longview Mall	TX	Longview	100.0%	612,955	402,843	210,112
Midland Park Mall	TX	Midland	100.0%	618,013	339,113	278,900
North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%	1,705,512	1,348,279	357,233
Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%	755,336	471,436	283,900
Rolling Oaks Mall	TX	San Antonio	100.0%	737,210	460,857	276,353
Sunland Park Mall	TX	El Paso	100.0%	917,792	575,837	341,955
Valle Vista Mall	TX	Harlingen	100.0%	656,556	389,781	266,775
Trolley Square	UT	Salt Lake City	90.0%	222,185	—	222,185

Apple Blossom Mall	VA	Winchester	49.1%	443,464	229,011	214,453
Charlottesville Fashion Square	VA	Charlottesville	100.0%	572,495	381,153	191,342
Chesapeake Square	VA	Chesapeake	75.0%	809,518	537,279	272,239
Valley Mall	VA	Harrisonburg	50.0%	487,429	307,798	179,631
Virginia Center Commons	VA	Glen Allen	100.0%	787,494	506,639	280,855
Columbia Center	WA	Kennewick	100.0%	741,563	408,052	333,511
Northgate Mall	WA	Seattle (Seattle-Tacoma)	100.0%	997,144	688,391	308,753
Tacoma Mall	WA	Tacoma (Seattle-Tacoma)	100.0%	1,294,633	924,041	370,592
Bay Park Square	WI	Green Bay	100.0%	715,677	447,508	268,169
Forest Mall	WI	Fond Du Lac	100.0%	501,414	327,260	174,154
(170 properties)
Community Centers:
Plaza at Buckland Hills	CT	Manchester	35.0%	334,487	252,179	82,308
Gaitway Plaza	FL	Ocala	23.3%	216,350	123,027	93,323
Grove @ Lakeland Square	FL	Lakeland	100.0%	215,591	142,317	73,274
Highland Lakes Center	FL	Orlando	100.0%	478,038	372,316	105,722
Indian River Commons	FL	Vero Beach	50.0%	260,868	233,358	27,510
Royal Eagle Plaza	FL	Coral Springs	35.0%	199,122	124,479	74,643
Terrace @ the Florida Mall	FL	Orlando	100.0%	329,362	281,831	47,531
Waterford Lakes Town Ctr	FL	Orlando	100.0%	951,946	622,244	329,702
West Town Corners	FL	Altamonte Springs	23.3%	385,067	263,782	121,285
Westland Park Plaza	FL	Orange Park	23.3%	163,154	123,548	39,606
Mall of Georgia Crossing	GA	Mill Creek	50.0%	440,612	341,503	99,109
Bloomingdale Court	IL	Bloomingdale	100.0%	604,510	425,633	178,877
Bridgeview Court	IL	Bridgeview	100.0%	273,678	216,491	57,187
Countryside Plaza	IL	Countryside	100.0%	435,608	290,216	145,392
Crystal Court	IL	Crystal Lake	35.0%	278,971	201,993	76,978
Forest Plaza	IL	Rockford	100.0%	428,958	325,170	103,788
Lake Plaza	IL	Waukegan	100.0%	215,462	170,789	44,673
Lake View Plaza	IL	Orland Park	100.0%	371,480	270,628	100,852
Lincoln Crossing	IL	O'Fallon	100.0%	148,381	134,935	13,446
Matteson Plaza	IL	Matteson	100.0%	275,455	230,885	44,570
North Ridge Plaza	IL	Joliet	100.0%	305,070	190,323	114,747
White Oaks Plaza	IL	Springfield	100.0%	391,426	275,703	115,723
Willow Knolls Court	IL	Peoria	35.0%	382,377	309,440	72,937
Yards Plaza, The	IL	Chicago	35.0%	265,420	228,813	36,607
Brightwood Plaza	IN	Indianapolis	100.0%	38,493	—	38,493
Eastland Convenience Ctr.	IN	Evansville	50.0%	173,077	60,000	113,077
Greenwood Plus	IN	Greenwood	100.0%	159,931	134,141	25,790
Griffith Park Plaza	IN	Griffith	100.0%	274,235	175,595	98,640
Keystone Shoppes	IN	Indianapolis	100.0%	29,140	—	29,140
Markland Plaza	IN	Kokomo	100.0%	91,227	49,552	41,675
Muncie Plaza	IN	Muncie	100.0%	298,851	271,656	27,195
New Castle Plaza	IN	New Castle	100.0%	91,648	24,912	66,736
Northwood Plaza	IN	Fort Wayne	100.0%	170,869	99,028	71,841
Teal Plaza	IN	Lafayette	100.0%	101,087	98,337	2,750
Tippecanoe Plaza	IN	Lafayette	100.0%	94,598	85,811	8,787
University Center	IN	Mishawaka	60.0%	150,534	104,359	46,175
Village Park Plaza	IN	Carmel	35.0%	543,448	431,018	112,430
Wabash Village	IN	West Lafayette	100.0%	124,536	109,388	15,148
Washington Plaza	IN	Indianapolis	100.0%	50,107	21,500	28,607
West Ridge Plaza	KS	Topeka	100.0%	237,783	182,161	55,622
Park Plaza	KY	Hopkinsville	100.0%	115,024	82,398	32,626
St. Charles Towne Plaza	MD	Waldorf	100.0%	405,954	292,752	113,202
Regency Plaza	MO	St. Charles	100.0%	287,526	210,627	76,899
Ridgewood Court	MS	Jackson	35.0%	240,662	185,939	54,723
Rockaway Convenience Ctr.	NJ	Rockaway	100.0%	231,622	131,438	100,184

Cobblestone Court	NY	Victor	35.0%	265,499	206,680	58,819
Boardman Plaza	OH	Youngstown	100.0%	640,598	375,502	265,096
Great Lakes Plaza	OH	Mentor	100.0%	164,104	142,229	21,875
Lima Center	OH	Lima	100.0%	206,878	159,584	47,294
Northland Plaza	OH	Columbus	100.0%	209,534	118,304	91,230
Eastland Plaza	OK	Tulsa	100.0%	186,149	152,451	33,698
Great Northeast Plaza	PA	Philadelphia (Philadelphia)	50.0%	295,758	238,158	57,600
Charles Towne Square	SC	Charleston	100.0%	199,693	199,693	—
Empire East	SD	Sioux Falls	50.0%	298,263	253,388	44,875
Knoxville Commons	TN	Knoxville	100.0%	180,463	91,483	88,980
Arboretum, The	TX	Austin	100.0%	206,449	35,773	170,676
Celina Plaza	TX	El Paso	100.0%	32,622	23,927	8,695
Ingram Plaza	TX	San Antonio	100.0%	111,518	—	111,518
Lakeline Plaza	TX	Austin	100.0%	344,752	275,321	69,431
Mainland Crossing	TX	Texas City	80.0%	390,987	306,158	84,829
Shops at North East Mall	TX	Hurst	100.0%	364,570	265,595	98,975
Chesapeake Center	VA	Chesapeake	100.0%	299,604	219,462	80,142
Fairfax Court	VA	Fairfax	26.3%	249,357	168,743	80,614
Martinsville Plaza	VA	Martinsville	100.0%	102,105	60,000	42,105
(64 properties)
Mixed-Used:
New Orleans Centre(6)	LA	New Orleans	100.0%	1,028,692	331,831	696,861	(1)
Copley Place	MA	Boston (Boston)	98.1%	1,214,215	104,332	1,109,883	(1)
Fashion Centre at Pentagon	VA	Arlington (Washington, DC)	42.5%	987,596	472,729	514,867	(1)
(3 properties)
Office:
O'Hare International Center	IL	Rosemont	100.0%	495,546	—	495,546	(2)
Riverway	IL	Rosemont	100.0%	819,197	—	819,197	(3)
(2 properties)
Total Portfolio				184,556,346	113,740,399	70,815,947

*
Regional malls generally contain two or more anchors and a wide variety of smaller stores located in enclosed malls connecting the anchors. Additional stores are usually located along the perimeter of the parking area. Community shopping centers are generally unenclosed and smaller than regional malls. Our community shopping centers generally range in size from approximately 50,000 to 600,000 square feet of GLA.

(1)
Office space included as follows:

Arsenal Mall—approx. 106,000 sq. ft.
Copley Place—approx. 847,000 sq. ft.
Fashion Centre at Pentagon—approx. 169,000 sq. ft.
Fashion Mall at Keystone—approx. 30,000 sq. ft.
Greendale Mall—approx. 120,000 sq. ft.
Menlo Park Mall—approx. 50,000 sq. ft.
New Orleans Centre—approx. 560,000 sq. ft.
Oak Court Mall—approx. 130,000 sq. ft.
River Oaks Center—approx. 118,000 sq. ft.

(2)
Includes approximately 13,000 sq. ft. of retail space.

(3)
Includes approximately 24,000 sq. ft. of retail space.

(4)
The Operating Partnership is entitled to 50% of the economic benefit of this Property due to a partner preference. See page 48 for further discussion regarding Mall of America.

(5)
The Operating Partnership receives substantially all the economic benefit of this property due to a partner preference.

(6)
Asset was sold October 1, 2003.

SIMON PROPERTY GROUP
Capital Expenditures
For the Nine Months Ended September 30, 2003

(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total		Simon Group's Share
New development projects	$33.8	$122.2	(1)	$69.5	(1)
Redevelopment projects with incremental GLA and/or Anchor Replacement	109.6	41.6		15.5
Renovations with no incremental GLA	11.1	0.6		0.1
Tenant allowances	38.2	15.1		5.8
Operational capital expenditures at properties:
CAM expenditures(2)	17.3	6.4		2.8
Non-CAM expenditures	4.8	23.7		4.1

Totals	$214.8	$209.6		$97.8

Plus (Less): Conversion from accrual to cash basis	(3.6)	(3.9)

Capital expenditures(3)	$211.2	$205.7

(1)
Does not include the Company's European initiatives (total cost of $73.7 million; the Company's share is $24.3 million)

(2)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2003

									Construction-in-Progress
											Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)		The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties		Total		The Company's Share
Recently Completed New Development Projects:
Las Vegas Premium Outlets Las Vegas, NV	435,000 sf upscale outlet center	50%	8/03	Not available	$88		$44	15%	—		$1.1	(2)	$0.5
Rockaway Town Court Rockaway, NJ (New York)	89,000 sf community center featuring Linens 'N Things, Borders Books and Michael's Arts & Crafts	100%	9/03	$ 17	$17		$17	11%	$8.6	(3)	—		—
Recently Completed Redevelopments
Barton Creek Square Austin, TX	Nordstrom replacing Montgomery Ward plus 40,000 sf of small shop GLA; mall renovation	100%	8/03	$ 29	$28		$28	10%	$0.2	(4)	—		—
Bay Park Square Green Bay, WI	Younkers replacing Montgomery Ward plus 67,000 sf of small shop GLA	100%	8/03	$ 22	$21		$21	11%	—	(5)	—		—
New Development Projects:
Chicago Premium Outlets Aurora, IL (Chicago)	438,000 sf upscale outlet center	50%	5/04	Not available	$76		$38	13%	—		$38.8		$19.4
Lakeline Village Austin, TX	42,000 sf community center featuring Ultimate Electronics	100%	10/03	$ 7	$6		$6	11%	$5.4		—		—
Clay Terrace Carmel, IN (Indianapolis)	570,000 sf lifestyle center featuring Dick's Sporting Goods, Wild Oats, DSW Shoe Warehouse and Circuit City	50%	Fall 2004	$108	$100		$50	11%	—		$26.4		$13.2
St. Johns Town Center Jacksonville, FL	1.5 million sf open-air retail center comprised of a village component and community center. Anchors include Dillard's, Barnes & Noble, Dick's Sporting Goods, Target and PetsMart	50%	3/05	$158	$126	(6)	$107	10%	—		$28.0	(6)	$23.8
Redevelopment Projects with Incremental GLA
Battlefield Mall Springfield, MO	Retrofit and expand vacant space into a 17,000 sf cluster of five lifestyle stores including Chico's, Coldwater Creek, Starbuck's, Ann Taylor Loft and Jos. A. Banks.	100%	11/04	$ 4	$4		$4	9%	—		—		—

SIMON PROPERTY GROUP
Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2003

								Construction-in-Progress
									Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total		The Company's Share
Dadeland Mall Miami, FL	Expansion of Lord & Taylor (71,000 sf); remodel of Lord & Taylor, Saks Fifth Avenue and Burdines; mall renovation and new parking deck	50%	11/02 (renov) 10/03 (expan) 4/04 (L&T)	$42	$34	$17	8%	—	$10.9	(7)	$5.4
Forum Shops at Caesars Las Vegas, NV	Phase III expansion of 175,000 sf	100%	11/04	$139	$139	$139	11%	$46.5	—		—
Redevelopment Projects with Incremental GLA
Greenwood Park Mall Greenwood, IN	Dick's Sporting Goods replacing former Service Merchandise and MCL space; mall and food court renovation	100%	10/03 (renov) 4/04 (Dick's)	$13	$13	$13	11%	$8.0	—		—
SouthPark Charlotte, NC	Phase I—Addition of Nordstrom (153,000 sf) and additional anchor pad, Hecht's expansion (60,000 sf) and renovation, Belk's expansion (46,000 sf) and renovation, addition of small shops (50,000 sf), three new parking decks and Cheesecake Factory and Maggiano's	100%	10/02 (Belk) 12/02 (Cheesecake) 9/03 (Maggiano's) Fall 2003 (renov) 3/04 (Nordstrom, Hecht's and expansion)	$97	$97	$97	10%	$58.3	—		—
SouthPark Charlotte, NC	Phase II—Demolition of Sears building and addition of Galyan's, small shops, food court and three restaurants	100%	7/04	$36	$28	$28	10%	$11.1	—		—
Renovations
Melbourne Square Melbourne, FL	Mall renovation	100%	10/03
Ocean County Mall Toms River, NJ	Mall renovation	100%	11/03
	Subtotal Renovations			$23	$20	$20	12%	$11.7	—		—

SIMON PROPERTY GROUP
Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2003

								Construction-in-Progress
									Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Anchor/Big Box/Theater Activity
College Mall Bloomington, IN	Target in former JCPenney space	100%	3/04
Gulfview Square Port Richey, FL	Best Buy and Linens 'N Things in former Dillard's building	100%	7/04
Lenox Square Atlanta, GA	Bloomingdale's replacing Macy's	100%	10/03
North East Mall Hurst, TX (Ft. Worth)	Theatre and three restaurants in former Montgomery Ward location	100%	9/04
Prien Lake Mall Lake Charles, LA	Cinemark Theatre in former White House store	100%	5/04
Rockaway Convenience Center Rockaway, NJ (New York)	Demolition of AMC Theater and creation of a new pad for Best Buy (1/03); renovation	100%	12/03 (renov) 1/03 (Best Buy)
Rolling Oaks Mall San Antonio, TX	San Antonio Skate Park in former Regal Cinema building; addition of JCPenney	100%	10/03 (Skate) 10/04 (JCP)
Walt Whitman Mall Huntington Station, NY (New York)	Addition of Organized Living and Bennigan's in former theater space	100%	10/03
	Subtotal Anchor/Big Box/Theater Activity			$44	$39	$39	10%	$8.3	—	—
Other Miscellaneous								$16.5	$1.6	$0.8
Total Construction in Progress(8)								$174.6	$106.8	$63.1
Land Held for Development								$26.2	$26.0	$13.0

*
Cost and return are based upon current budget assumptions. Actual results may vary.

(1)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)
Development costs were transferred from Construction-in-Progress to the fixed asset accounts for Las Vegas Premium Outlets (Total = $84.9 million; SPG's Share = $42.5 million)

(3)
Development costs were transferred from Construction-in-Progress to the fixed asset accounts for Rockaway Town Court (Total and SPG's Share = $4.7 million)

(4)
Redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts for Barton Creek Square (Total and SPG's Share = $23.9 million)

(5)
Redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts for Bay Park Square (Total and SPG's Share = $19.1 million)

(6)
Due to SPG's preference in the joint venture partnership, the Company is contributing 85% of project costs.

(7)
Prior redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts for Dadeland Mall (Total = $25 million; SPG's Share = $12.5 million)

(8)
Does not include the Company's European initiatives (unconsolidated total of $127.9 million; the Company's share of $45.0 million)

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of September 30, 2003
(In thousands)

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2003	$159,796	$100,000	$34,130	$293,926
2004	697,571	915,000	185,037	1,797,608
2005	235,172	660,000	278,998	1,174,170
2006	302,442	1,187,253	461,511	1,951,206
2007	519,652	930,000	178,060	1,627,712
2008	321,852	350,000	276,984	948,836
2009	409,952	450,000	123,984	983,936
2010	202,176	300,000	243,311	745,487
2011	374,682	200,000	182,071	756,753
2012	347,502	350,000	200,072	897,574
2013	90,193	275,000	215,839	581,032
Thereafter	90,826	450,000	—	540,826

Subtotal Face Amounts	$3,751,816	$6,167,253	$2,379,997	$12,299,066
Premiums (Discounts) on Indebtedness, Net	25,692	(12,211)	2,625	16,106
Fair Value Interest Rate Swaps	—	3,893	—	3,893

The Company's Share of Total Indebtedness	$3,777,508	$6,158,935	$2,382,622	$12,319,065

SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2003
(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	3,088,475	3,037,442	6.91%	5.9
Floating Rate Debt (Hedged)(2)	157,000	145,250	2.66%	2.9
Floating Rate Debt	576,562	569,124	2.47%	1.0

Total Mortgage Debt	3,822,037	3,751,816	6.07%	5.1
Unsecured Debt
Fixed Rate	5,315,000	5,315,000	6.75%	4.9
Floating Rate Debt	215,000	215,000	1.82%	0.4

Subtotal	5,530,000	5,530,000	6.55%	4.7
Revolving Corporate Credit Facility	498,230	498,230	1.77%	2.5
Revolving Corporate Credit Facility (Hedged)(2)	139,023	139,023	1.77%	2.5

Subtotal	637,253	637,253	1.77%	2.5
Total Unsecured Debt	6,167,253	6,167,253	6.06%	4.5
Premium	35,015	34,166	N/A	N/A
Discount	(27,944)	(20,685)	N/A	N/A
Fair Value Interest Rate Swaps	3,893	3,893	N/A	N/A

Consolidated Mortgages and Other Indebtedness(3)	10,000,254	9,936,443	6.06%	4.7

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	4,434,929	1,927,605	7.01%	5.6
Floating Rate Debt (Hedged)(2)	881,781	288,145	2.02%	2.0
Floating Rate Debt	442,498	164,247	3.84%	4.1

Total Mortgage Debt	5,759,208	2,379,997	6.19%	5.0
Premium	9,769	4,875	N/A	N/A
Discount	(4,580)	(2,250)

Joint Venture Mortgages and Other Indebtedness	5,764,397	2,382,622	6.19%	5.0

The Company's Share of Total Indebtedness		12,319,065	6.09%	4.8

(1)
Includes $133.5 million of variable rate debt, of which $133.5 million is The Company's share, that is effectively fixed to maturity through the use of interest rate hedges with a total notional amount of $134.0 million. Also includes a $70 million notional amount variable rate swap with a weighted average pay rate of 1.11% and a receive rate of 3.60% at September 30, 2003.

(2)
These debt obligations are hedged by interest rate cap agreements.

(3)
The Company holds $200.0 million of notional amount fixed rate swap agreements that have a weighted average pay rate of 1.66% and a weighted average receive rate of 1.26% at September 30, 2003. The Company also holds $300.0 million of notional amount variable rate swap agreements that have a weighted average pay rate of 1.26% and a weighted average receive rate of 3.50% at September 30, 2003. All of these swap agreements are designated as hedges on various pools of indebtedness.

SIMON PROPERTY GROUP

Summary of Indebtedness By Maturity

As of September 30, 2003

(In thousands)

Property Name		Maturity Date		Interest Rate	Total Indebtedness	The Company's Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
Forum Phase I—Class A-2		05/15/04	(4)	6.19%	44,386	44,386
Forum Phase II—Class A-2		05/15/04	(4)	6.19%	40,614	40,614
Forum Phase I—Class A-1		05/15/04		7.13%	46,996	46,996
Forum Phase II—Class A-1		05/15/04		7.13%	43,004	43,004
CMBS Loan—Fixed (encumbers 7 Properties)	(5)	12/15/04		7.31%	172,569	172,569
CMBS Loan—Variable (encumbers 7 Properties)	(5)	12/15/04	(4)	6.20%	48,483	48,483

Subtotal 2004					396,052	396,052	6.89%
Tippecanoe Mall—1		01/01/05		8.45%	41,953	41,953
Tippecanoe Mall—2		01/01/05		6.81%	15,105	15,105
Melbourne Square		02/01/05		7.42%	36,758	36,758
Cielo Vista Mall—2		11/01/05		8.13%	752	752

Subtotal 2005					94,568	94,568	7.79%
Treasure Coast Square—1		01/01/06		7.42%	50,254	50,254
Treasure Coast Square—2		01/01/06		8.06%	11,736	11,736
Gulf View Square		10/01/06		8.25%	34,464	34,464
Paddock Mall		10/01/06		8.25%	27,410	27,410

Subtotal 2006					123,864	123,864	7.90%
Cielo Vista Mall—1	(3)	05/01/07		9.38%	51,290	51,290
Cielo Vista Mall—3	(3)	05/01/07		6.76%	36,753	36,753
Lakeline Mall		05/01/07		7.65%	68,810	68,810
McCain Mall—1	(3)	05/01/07		9.38%	23,949	23,949
McCain Mall—2	(3)	05/01/07		6.76%	16,963	16,963
Valle Vista Mall—1	(3)	05/01/07		9.38%	31,720	31,720
Valle Vista Mall—2	(3)	05/01/07		6.81%	7,544	7,544
Wolfchase Galleria		06/30/07		7.80%	74,709	70,597
Copley Place		08/01/07		7.44%	181,300	177,941
University Park Mall		10/01/07		7.43%	58,944	35,366

Subtotal 2007					551,982	520,933	7.83%
Stanford Shopping Center		09/11/08	(12)	3.60%	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	33,094	33,094

Subtotal 2008					253,094	253,094	4.01%

College Mall—1	(2)	01/01/09	7.00%	37,339	37,339
College Mall—2	(2)	01/01/09	6.76%	11,323	11,323
Greenwood Park Mall—1	(2)	01/01/09	7.00%	31,272	31,272
Greenwood Park Mall—2	(2)	01/01/09	6.76%	58,504	58,504
Towne East Square—1	(2)	01/01/09	7.00%	49,365	49,365
Towne East Square—2	(2)	01/01/09	6.81%	23,601	23,601
Penn Square Mall		03/01/09	7.03%	71,533	67,596
Bloomingdale Court	(10)	10/01/09	7.78%	28,780	28,780
Forest Plaza	(10)	10/01/09	7.78%	15,785	15,785
Lake View Plaza	(10)	10/01/09	7.78%	20,984	20,984
Lakeline Plaza	(10)	10/01/09	7.78%	23,005	23,005
Lincoln Crossing	(10)	10/01/09	7.78%	3,177	3,177
Matteson Plaza	(10)	10/01/09	7.78%	9,240	9,240
Muncie Plaza	(10)	10/01/09	7.78%	7,989	7,989
Regency Plaza	(10)	10/01/09	7.78%	4,331	4,331
St. Charles Towne Plaza	(10)	10/01/09	7.78%	27,721	27,721
West Ridge Plaza	(10)	10/01/09	7.78%	5,583	5,583
White Oaks Plaza	(10)	10/01/09	7.78%	17,037	17,037

Subtotal 2009				446,569	442,632	7.24%
Trolley Square		08/01/10	9.03%	29,180	26,262
Coral Square		10/01/10	8.00%	89,180	86,701
Crystal River		11/11/10	7.63%	15,906	15,906
Biltmore Square		12/11/10	7.95%	26,000	26,000
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600

Subtotal 2010				213,516	197,469	8.10%
Ingram Park Mall	(9)	08/11/11	6.99%	82,645	82,645
Knoxville Center	(9)	08/11/11	6.99%	62,583	62,583
Northlake Mall	(9)	08/11/11	6.99%	72,197	72,197
Towne West Square	(9)	08/11/11	6.99%	54,098	54,098
Tacoma Mall		09/28/11	7.00%	132,285	132,285

Subtotal 2011				403,808	403,808	6.99%
Anderson Mall		10/10/12	6.20%	29,850	29,850
Century III Mall	(7)	10/10/12	6.20%	88,115	88,115
Crossroads Mall		10/10/12	6.20%	44,256	44,256
Forest Mall	(8)	10/10/12	6.20%	17,722	17,722
Highland Lakes Center	(7)	10/10/12	6.20%	16,336	16,336
Longview Mall	(7)	10/10/12	6.20%	33,167	33,167
Markland Mall	(8)	10/10/12	6.20%	23,465	23,465
Midland Park Mall	(8)	10/10/12	6.20%	34,257	34,257
Palm Beach Mall		10/10/12	6.20%	54,800	54,800
Richmond Towne Square	(8)	10/10/12	6.20%	48,117	48,117

Subtotal 2012				390,085	390,085	6.20%
Battlefield Mall		07/01/13	4.60%	100,000	100,000

Subtotal 2013				100,000	100,000	4.60%

Chesapeake Center	(11)	05/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The	(11)	05/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The	(11)	05/15/15	8.44%	4,688	4,688

Subtotal 2015				15,001	15,001	8.44%
Arsenal Mall—2		05/05/16	8.20%	1,830	1,830

Subtotal 2016				1,830	1,830	8.20%
Sunland Park Mall		01/01/26	8.63%	37,368	37,368

Subtotal 2026				37,368	37,368	8.63%
Keystone at the Crossing		07/01/27	7.85%	60,738	60,738

Subtotal 2027				60,738	60,738	7.85%

Total Consolidated Fixed Rate Mortgage Debt				3,088,475	3,037,442	6.91%

Variable Rate Mortgage Debt:
Shops at Mission Viejo		12/14/03	2.37%	151,299	151,299

Subtotal 2003				151,299	151,299	2.37%
Jefferson Valley Mall		01/11/04	2.37%	60,000	60,000
North East Mall		05/21/04	2.50%	140,000	140,000
Waterford Lakes		08/16/04	2.42%	68,000	68,000

Subtotal 2004				268,000	268,000	2.45%
Brunswick Square	(1)	06/12/05	2.62%	45,000	45,000
Raleigh Springs Mall		12/09/05	3.80%	11,000	11,000
Bowie Mall	(1)	12/14/05	2.62%	52,700	52,700

Subtotal 2005				108,700	108,700	2.74%
Chesapeake Square	(1)	07/01/06	3.87%	47,000	35,250
Riverway	(1)	10/01/06	2.27%	110,000	110,000

Subtotal 2006				157,000	145,250	2.66%
White Oaks Mall	(1)	02/25/08	2.22%	48,563	41,125

Subtotal 2008				48,563	41,125	2.22%

Total Variable Rate Mortgage Debt				733,562	714,374	2.51%

Total Consolidated Mortgage Debt				3,822,037	3,751,816	6.07%

Fixed Rate Unsecured Debt:
Simon Property Group, LP (PATS)		11/15/03	6.75%	100,000	100,000

Subtotal 2003				100,000	100,000	6.75%

Shopping Center Associates (Bonds)	01/15/04	6.75%	150,000	150,000
Simon Property Group, LP (Bonds)	02/09/04	6.75%	300,000	300,000
Simon Property Group, LP (Bonds)	07/15/04	6.75%	100,000	100,000
Retail Property Trust (Bonds)	08/15/04	7.75%	150,000	150,000

Subtotal 2004			700,000	700,000	6.96%
Shopping Center Associates (Bonds)	05/15/05	7.63%	110,000	110,000
Simon Property Group, LP (Bonds)	06/15/05	6.75%	300,000	300,000
Simon Property Group, LP (Medium Term Notes)	06/24/05	7.13%	100,000	100,000
Simon Property Group, LP (Bonds)	10/27/05	6.88%	150,000	150,000

Subtotal 2005			660,000	660,000	6.98%
Simon Property Group, LP (Bonds)	01/20/06	7.38%	300,000	300,000
Simon Property Group, LP (Bonds)	11/15/06	6.88%	250,000	250,000

Subtotal 2006			550,000	550,000	7.15%
Simon Property Group, LP (Medium Term Notes)	09/20/07	7.13%	180,000	180,000
Simon Property Group, LP (Bonds)	11/15/07	6.38%	750,000	750,000

Subtotal 2007			930,000	930,000	6.52%
Simon Property Group, LP (MOPPRS)	06/15/08	7.00%	200,000	200,000
Simon Property Group, LP (Bonds)	08/28/08	5.38%	150,000	150,000

Subtotal 2008			350,000	350,000	6.30%
Simon Property Group, LP (Bonds)	02/09/09	7.13%	300,000	300,000
Simon Property Group, LP (Bonds)	07/15/09	7.00%	150,000	150,000

Subtotal 2009			450,000	450,000	7.08%
Simon Property Group, LP (Bonds)	03/18/10	4.88%	300,000	300,000

Subtotal 2010			300,000	300,000	4.88%
Simon Property Group, LP (Bonds)	01/20/11	7.75%	200,000	200,000

Subtotal 2011			200,000	200,000	7.75%
Simon Property Group, LP (Bonds)	08/28/12	6.35%	350,000	350,000

Subtotal 2012			350,000	350,000	6.35%
Simon Property Group, LP (Bonds)	03/15/13	5.45%	200,000	200,000
Retail Property Trust (Bonds)	09/01/13	7.18%	75,000	75,000

Subtotal 2013			275,000	275,000	5.92%
Retail Property Trust (Bonds)	03/15/16	7.88%	250,000	250,000

Subtotal 2016			250,000	250,000	7.88%

Simon Property Group, LP (Bonds)		06/15/18	7.38%	200,000	200,000

Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				5,315,000	5,315,000	6.75%

Variable Rate Unsecured Debt:
Simon Property Group, LP (Term Loan)		02/28/04	1.77%	150,000	150,000
Simon Property Group, LP (Term Loan)		03/15/04	1.92%	65,000	65,000

Subtotal 2004				215,000	215,000	1.82%
Corporate Revolving Credit Facility	(1)	04/16/06	1.77%	637,253	637,253

Subtotal 2006				637,253	637,253	1.77%

Total Unsecured Variable Rate Debt				852,253	852,253	1.78%

Total Unsecured Debt				6,167,253	6,167,253	6.06%

Premium on Fixed-Rate Indebtedness				35,015	34,166	N/A
Discount on Fixed-Rate Indebtedness				(27,944)	(20,685)	N/A
Fair Value Interest Rate Swaps				3,893	3,893	N/A
Total Consolidated Debt				10,000,254	9,936,443	6.06%

Joint Venture Indebtedness
Fixed Rate Mortgage Debt:
DeKalb Mall	(13)	07/01/04	9.35%	2,929	525
Northshore Mall		05/14/04	9.05%	161,000	79,111
Indian River Commons		11/01/04	7.58%	8,159	4,080
Indian River Mall		11/01/04	7.58%	45,273	22,637

Subtotal 2004				217,361	106,353	8.68%
Westchester, The—1		09/01/05	8.74%	145,134	58,054
Westchester, The—2		09/01/05	7.20%	51,384	20,554
Houston Galleria—1		12/01/05	7.93%	218,146	68,683

Subtotal 2005				414,664	147,291	8.15%

Cobblestone Court		01/01/06	7.64%	6,178	2,162
Crystal Court		01/01/06	7.64%	4,044	1,415
Fairfax Court		01/01/06	7.64%	10,318	2,708
Gaitway Plaza		01/01/06	7.64%	7,348	1,714
Plaza at Buckland Hills, The		01/01/06	7.64%	17,678	6,187
Ridgewood Court		01/01/06	7.64%	7,978	2,792
Royal Eagle Plaza		01/01/06	7.64%	7,920	2,772
Village Park Plaza		01/01/06	7.64%	8,482	2,969
West Town Corners		01/01/06	7.64%	10,328	2,411
Westland Park Plaza		01/01/06	7.64%	4,950	1,155
Willow Knolls Court		01/01/06	7.64%	6,488	2,271
Yards Plaza, The		01/01/06	7.64%	8,270	2,895
CMBS Loan—Fixed (encumbers 13 Properties)	(6)	05/15/06	7.52%	357,100	178,550
Great Northeast Plaza		06/01/06	9.04%	16,808	8,404
Smith Haven Mall		06/01/06	7.86%	115,000	28,750
Greendale Mall		12/10/06	8.23%	40,810	20,053

Subtotal 2006				629,700	267,208	7.68%
Gwinnett Place—1		04/01/07	7.54%	37,591	18,796
Gwinnett Place—2		04/01/07	7.25%	82,820	41,410
Town Center at Cobb—1		04/01/07	7.54%	47,893	23,947
Town Center at Cobb—2		04/01/07	7.25%	63,029	31,515
Mall at Rockingham		09/01/07	7.88%	97,206	23,882

Subtotal 2007				328,539	139,550	7.45%
Metrocenter		02/28/08	8.45%	28,925	14,463
Aventura Mall—A		04/06/08	6.55%	141,000	47,000
Aventura Mall—B		04/06/08	6.60%	25,400	8,467
Aventura Mall—C		04/06/08	6.89%	33,600	11,200
West Town Mall		05/01/08	6.90%	76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	100,804	49,533
Mall of New Hampshire—2		10/01/08	8.53%	8,258	4,058
Fashion Valley Mall—1		10/11/08	6.49%	166,839	83,420
Fashion Valley Mall—2		10/11/08	6.58%	29,124	14,562

Subtotal 2008				609,950	270,703	6.80%
Woodland Hills Mall		01/01/09	7.00%	85,612	40,450
Source, The		03/11/09	6.65%	124,000	31,000
Apple Blossom Mall		09/10/09	7.99%	39,668	19,492
Auburn Mall		09/10/09	7.99%	46,440	22,819

Subtotal 2009				295,720	113,761	7.27%
Mall at Chestnut Hill		02/02/10	8.45%	14,734	6,957
Mall of Georgia		07/01/10	7.09%	200,000	100,000
Florida Mall, The		12/10/10	7.55%	263,613	131,807

Subtotal 2010				478,347	238,764	7.38%

Oxford Valley Mall	(13)	01/10/11	6.76%	87,378	15,648
Atrium at Chestnut Hill		03/11/11	6.89%	47,948	23,560
Cape Cod Mall		03/11/11	6.80%	97,503	47,911
Henderson Square	(13)	07/01/11	6.94%	15,707	2,813
Highland Mall		07/11/11	6.83%	69,546	34,773
Fashion Centre Pentagon Retail		09/11/11	6.63%	163,556	69,511

Subtotal 2011				481,638	194,216	6.75%
Dadeland Mall		02/11/12	6.75%	196,826	98,413
Square One		03/11/12	6.73%	93,616	46,001
Crystal Mall		09/11/12	5.62%	104,688	78,065

Subtotal 2012				395,130	222,479	6.35%
European Retail Enterprises—Fixed Components		01/17/13	6.49%	69,236	22,342
Emerald Square Mall		03/01/13	5.13%	144,052	70,784
Avenues, The		04/01/13	5.29%	79,541	19,885
Circle Centre Mall		04/11/13	5.02%	79,551	11,670
Miami International Mall		10/01/13	5.35%	97,500	46,582
Solomon Pond		08/01/13	3.97%	114,000	56,017

Subtotal 2013				583,880	227,280	5.03%

Total Joint Venture Fixed Rate Mortgage Debt				4,434,929	1,927,605	7.01%

Variable Rate Mortgage Debt:
Liberty Tree Mall		10/23/03	2.62%	44,608	21,919
Clay Terrace Partners		12/20/03	5.00%	12,881	6,441

Subtotal 2003				57,489	28,360	3.16%
Northfield Square		04/01/04	3.62%	34,670	10,956
Fashion Centre Pentagon Office		09/10/04	2.62%	33,000	14,025
Shops at Sunset Place, The		10/15/04	4.12%	95,690	35,884

Subtotal 2004				163,360	60,865	3.68%
Mall of America	(1)	03/10/05	1.65%	312,000	85,800
Seminole Towne Center	(1)	07/01/05	3.62%	69,559	31,302

Subtotal 2005				381,559	117,102	2.18%
CMBS Loan—1 Floating (encumbers 13 Properties)	(6)	05/15/06	1.53%	186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(6)	05/15/06	1.49%	81,400	40,700
Westin Hotel—NYC		06/05/06	3.87%	164,652	12,112
Mall of Georgia Crossing		06/09/06	3.12%	33,374	16,687
Montreal Forum—Canada	(1)	08/08/06	6.30%	40,443	14,408

Subtotal 2006				506,369	177,157	2.22%
Houston Galleria—2	(1)	06/25/07	2.62%	80,724	25,416

Subtotal 2007				80,724	25,416	2.62%

European Retail Enterprises—Variable Components	06/24/13	4.21%	134,778	43,492

Subtotal 2013			134,778	43,492	4.21%

Total Joint Venture Variable Rate Mortgage Debt			1,324,279	452,392	2.68%

Premium on JV Fixed-Rate Indebtedness			9,769	4,875
Discount on JV Fixed-Rate Indebtedness			(4,580)	(2,250)
Total Joint Venture Debt			5,764,397	2,382,622	6.19%

The Company's Share of Total Indebtedness				12,319,065	6.09%

Footnotes:

(1)
Includes applicable extensions available at Company's option.

(2)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(3)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(4)
Through an interest rate swap agreement, effectively fixed through the maturity date at the all-in interest rate presented.

(5)
These notes are secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (West Ridge Mall, Bay Park Square, Boardman Plaza, Cheltenham Square, DeSoto Square, Upper Valley Mall and Washington Square).

(6)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(7)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of September 30, 2003, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed rate at 3.60% and $70 million variable rate at 1.115%

(13)
These three properties are held through indirect ownership in Kravco Investments, LP.

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2003

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Hutchinson Mall	Hutchinson	KS
Prien Lake Mall	Lake Charles	LA
South Park Mall	Shreveport	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH
Bergen Mall	Paramus	NJ

Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Woodville Mall	Northwood	OH
Eastland Mall	Tulsa	OK
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Community Centers:
Bridgeview Court	Bridgeview	IL
Countryside Plaza	Countryside	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN

University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Mainland Crossing	Texas City	TX
Martinsville Plaza	Martinsville	VA
Mixed-Used:
New Orleans Centre	New Orleans	LA
Office:
O'Hare International Center	Rosemont	IL

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of September 30, 2003
($ in 000's)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Shares:
Convertible
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(1)	4,829,957	$100	$482,996	SPGPrB
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(2)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(3)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(4)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(5)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(6)	2,600,895	$30	$78,027	N/A

(1)
Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2003, was $112.70 per share. (The conversion price of the Series B Convertible Preferred Stock is subject to adjustment by the Company in connection with certain events.)

(2)
The shares are not redeemable prior to August 27, 2004.

(3)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2003, was $26.92 per share.

(4)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2003 was $53.00 per share.

(5)
Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(6)
Each unit/share is not redeemable prior to August 27, 2009.

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  Exhibit 99.1
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2002 through September 30, 2003
SIMON PROPERTY GROUP Selected Financial Information As of September 30, 2003 Unaudited (In thousands, except as noted)
Simon Property Group, Inc. Unaudited Pro-Rata Balance Sheet As of September 30, 2003
Simon Property Group, Inc. Unaudited Pro-Rata Statement of Operations For three months ended September 30, 2003
Simon Property Group, Inc. Unaudited Pro-Rata Statement of Operations For nine months ended September 30, 2003
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of September 30, 2003 (In thousands)
SIMON PROPERTY GROUP Rent Information As of September 30, 2003
SIMON PROPERTY GROUP Lease Expirations(1) As of September 30, 2003
SIMON PROPERTY GROUP Lease Expirations(1) As of September 30, 2003
SIMON PROPERTY GROUP 2003 Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP 2004 Projected Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP Property Listing (sorted by state) As of September 30, 2003
SIMON PROPERTY GROUP Capital Expenditures For the Nine Months Ended September 30, 2003 (In millions)
SIMON PROPERTY GROUP Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of September 30, 2003
SIMON PROPERTY GROUP Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of September 30, 2003
SIMON PROPERTY GROUP Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of September 30, 2003
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of September 30, 2003 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of September 30, 2003 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness By Maturity As of September 30, 2003 (In thousands)